Exhibit 10.20

PENNYMAC ROLL-UP FACILITY	EXECUTION

AMENDMENT NO. 1
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Second Amended and Restated Master Repurchase Agreement, dated as of June 1, 2017 (this “Amendment”), among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (a “Committed Buyer” and a “Buyer”), Alpine Securitization LTD (a “Buyer”), PennyMac Holdings, LLC (“PennyMac Holdings”), PennyMac Corp. (“PMC”), PennyMac Operating Partnership, L.P., in their capacity as sellers (“POP”, together with PennyMac Holdings and PMC, each a “Seller” and, collectively, the “Sellers”), PMC REO Financing Trust, an asset subsidiary (the “REO Subsidiary” and together with the Sellers, the “Seller Parties”) and PennyMac Mortgage Investment Trust (“PMIT”) and POP, in their capacity as guarantors (each, a “Guarantor” and collectively, the “Guarantors”).

RECITALS

The Administrative Agent, the Buyers, the Seller Parties and the Guarantors are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of April 28, 2017 (as amended, the “Existing Repurchase Agreement”, and as amended by this Amendment, the “Repurchase Agreement”). The Guarantors are parties to that certain Second Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of April 28, 2017, by the Guarantors in favor of Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Guaranty, as applicable.

The Administrative Agent, the Buyers, the Seller Parties and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.  As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Administrative Agent, the Buyers, the Seller Parties and the Guarantors hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1deleting the definition of “Agency Mortgage Loan” and replacing it with the following:

“Agency Mortgage Loan” means a Conforming Mortgage Loan, a FHA Loan (including a FHA 203(k) Loan), a Streamlined Mortgage Loan, a USDA Loan and a VA Loan.

1.2deleting the definitions of “Freddie Mac Guide” and “Freddie Mac SBL Loan” in their entirety and all references thereto.

SECTION 2.Conditions Precedent.  This Amendment shall become effective as of May 31, 2017 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)this Amendment, executed and delivered by duly authorized officers of the Administrative Agent, the Buyers, the Seller Parties and the Guarantors; and

(b)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3.Representations and Warranties.  Each Seller Party hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of Repurchase Agreement.

SECTION 4.Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

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SECTION 7.GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

SECTION 8.Reaffirmation of Guaranty.  The Guarantors hereby ratify and affirm all of the terms, covenants, conditions and obligations of the Guaranty. Each Guarantor acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller Parties to Administrative Agent and Buyers under the Repurchase Agreement and related Program Agreements, as amended hereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret Dellafera
	Name:	Margaret Dellafera
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Buyer and as a Buyer

By:	/s/ Patrick J. Hart
	Name:	Patrick J. Hart
	Title:	Authorized Signatory

By:	/s/ Elie Chau
	Name:	Elie Chau
	Title:	Authorized Signatory

ALPINE SECURITIZATION LTD as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:	/s/ Patrick J. Hart
	Name:	Patrick J. Hart
	Title:	Authorized Signatory

By:	/s/ Elie Chau
	Name:	Elie Chau
	Title:	Authorized Signatory

PENNYMAC CORP., as a Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC, as a Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PMC REO FINANCING TRUST, as the REO Subsidiary

By:	PennyMac Corp., as Administrator

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as a Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller and as a Guarantor

By:	PennyMac GP OP, Inc., its General Partner

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer